UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  June 8, 2023

EMCOR Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8267	11-2125338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven
Norwalk,	Connecticut	06851-1092
(Address of Principal Executive Offices)		(Zip Code)

(203)	849-7800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	EME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2023, at the 2023 Annual Meeting of Stockholders (the "Annual Meeting") of EMCOR Group, Inc. (the "Company"), the Company's stockholders, upon recommendation of the Company's Board of Directors (the "Board"), approved amendments to the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") to provide for (a) Board authority to determine the number of directors comprising the Board; (b) exculpation of certain officers of the Company permitted by Delaware law; and (c) selection of an exclusive forum for certain claims. The Board had previously approved the amendment to the Certificate of Incorporation subject to stockholder approval. On June 8, 2023, the Company filed a Certificate of Amendment of Restated Certificate of Incorporation of EMCOR Group, Inc. (the "Amendment to Certificate of Incorporation") with the Secretary of State of the State of Delaware and the Amendment to Certificate of Incorporation became effective on June 8, 2023.

The foregoing summary description of the Amendment to Certificate of Incorporation does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment to Certificate of Incorporation, attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 8, 2023, at the 2023 Annual Meeting of Stockholders of the Company, the stockholders of the Company voted on the following eight items:

1.    Election of nine directors to serve until the Company’s next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.    A non-binding advisory resolution approving named executive officer compensation;

3.    A non-binding advisory resolution on the frequency of the non-binding advisory vote on executive compensation;

4.    An amendment to the Company’s Restated Certificate of Incorporation regarding the size of the Board of Directors;

5.    An amendment to the Company’s Restated Certificate of Incorporation to reflect Delaware law provisions allowing officer exculpation;

6.    An amendment to the Company’s Restated Certificate of Incorporation to select an exclusive forum for certain claims;

7.    Ratification of the appointment of Ernst & Young LLP as our independent auditors for 2023; and

8.    A stockholder proposal regarding an independent board chairperson.

The results were as follows:

Proposal 1. The nominees for director were elected based upon the following votes:

Nominee	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

John W. Altmeyer	42,117,288	832,149	37,391	928,819
Anthony J. Guzzi	41,334,279	1,600,483	52,066	928,819
Ronald L. Johnson	42,334,646	544,260	107,922	928,819
Carol P. Lowe	42,569,850	380,857	36,121	928,819
M. Kevin McEvoy	42,003,982	945,388	37,458	928,819
William P. Reid	42,532,092	417,433	37,303	928,819
Steven B. Schwarzwaelder	42,174,701	774,730	37,397	928,819
Robin Walker-Lee	42,359,963	590,821	36,044	928,819
Rebecca Ann Weyenberg	42,715,686	235,253	35,889	928,819

All of the Company’s incumbent directors standing for election were re-elected.

Proposal 2. The proposal for stockholders to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Shares For	39,994,302
Shares Against	2,919,296
Shares Abstaining	73,230
Broker Non-Votes	928,819

Proposal 3. The stockholders voted, on a non-binding advisory basis, on whether the non-binding advisory vote on the compensation of the Company’s named executive officers should occur every 1 year, every 2 years or every 3 years. The results were as follows:

Shares for Every 1 Year	Shares for Every 2 Years	Shares for Every 3 Years	Shares Abstaining	Broker Non-Votes
41,620,886	32,200	1,286,517	47,225	928,819

In light of the voting results for this Proposal 3, the Company’s Board of Directors decided that the Company will include a stockholder advisory vote on the compensation of the Company’s named executive officers in its future proxy materials on an annual basis.

Proposal 4. The proposal for stockholders to approve an amendment to the Company’s Restated Certificate of Incorporation regarding the size of the Board of Directors was approved based upon the following votes:

Shares For	39,679,141
Shares Against	4,190,552
Shares Abstaining	45,954
There were no broker non-votes on this item.

Proposal 5. The proposal for stockholders to approve an amendment to the Company’s Restated Certificate of Incorporation to reflect Delaware law provisions allowing officer exculpation was approved based upon the following votes:

Shares For	37,306,419
Shares Against	5,616,362
Shares Abstaining	64,047
Broker Non-Votes	928,819

Proposal 6. The proposal for stockholders to approve an amendment to the Company’s Restated Certificate of Incorporation to select an exclusive forum for certain claims was approved based upon the following votes:

Shares For	37,627,991
Shares Against	5,302,923
Shares Abstaining	55,914
Broker Non-Votes	928,819

Proposal 7. The proposal for stockholders to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2023 was approved based upon the following votes:

Shares For	42,759,269
Shares Against	1,120,313
Shares Abstaining	36,065
There were no broker non-votes on this item.

Proposal 8. The proposal for stockholders to request that the Board of Directors of the Company adopt a policy and amend the Company’s governing documents to require that separate individuals serve as Chair of the Board of Directors and as the Company’s Chief Executive Officer was not approved, based upon the following votes:

Shares For	9,313,245
Shares Against	33,511,434
Shares Abstaining	162,149
Broker Non-Votes	928,819

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of EMCOR Group, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR Group, Inc.

Date: June 9, 2023	By:	/s/ ANTHONY J. GUZZI
	Name:	Anthony J. Guzzi
	Title:	Chairman, President and
Chief Executive Officer